UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   June 29, 2016

American Realty Capital — Retail Centers of America, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55198	27-3279039
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 29, 2016, American Realty Capital – Retail Centers of America, Inc. (the “Company”) held its 2016 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, there were present, in person or by proxy, stockholders holding an aggregate of 49,635,844 shares of the Company’s common stock, out of a total number of 98,072,758 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting.

At the Annual Meeting, stockholders voted on (i) the election of Leslie D. Michelson, Edward G. Rendell and Edward M. Weil, Jr. to the Company’s Board of Directors for one-year terms until the 2017 annual meeting of stockholders and until their respective successor is duly elected and qualified and (ii) the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

The stockholders elected all three nominees for director and ratified the appointment of KPMG. The full results of the matters voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Directors

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Leslie D. Michelson	43,964,661	3,300,287	2,370,896	*
Edward G. Rendell	43,358,658	3,846,912	2,430,274	*
Edward M. Weil, Jr.	43,762,285	3,482,885	2,390,674	*

Proposal 2 – Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016:

Votes For	Votes Against	Abstain	Broker Non-Votes
45,413,243	2,099,090	2,123,511	*

*	No broker non-votes were recorded in connection with Proposal No. 1 or Proposal No. 2.

Other Proposals

The Annual Meeting was adjourned to July 15, 2016 at noon (local time) to be held at 405 Park Avenue, New York, New York to permit stockholders of record as of April 18, 2016, additional time to consider the proposals listed below, and to enable the Company’s proxy solicitor, Broadridge Investor Communications Solutions, Inc., more time to solicit stockholder votes. Valid proxies submitted prior to the Annual Meeting will continue to be valid for the reconvened Annual Meeting, unless properly changed or revoked prior to votes being taken at the reconvened Annual Meeting.

•	Proposal 3: To amend the Company’s charter to remove or revise provisions regarding the Company’s stock;

•	Proposal 4: To amend the Company’s charter to remove or revise provisions regarding stockholder voting rights;

•	Proposal 5: To amend the Company’s charter to remove or revise provisions regarding stockholder information rights;

•	Proposal 6: To amend the Company’s charter to remove or revise provisions regarding the composition of the Company’s board of directors;

•	Proposal 7: To amend the Company’s charter to remove or revise provisions regarding the conduct of the Company’s board of directors;

•	Proposal 9: To amend the Company’s charter to remove or add provisions restricting transfer and ownership of shares; and

•	Proposal 10: To amend the Company’s charter to remove or revise provisions stating that the NASAA REIT guidelines control interpretation of the Company’s charter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL – RETAIL CENTERS OF AMERICA, INC.

Date: June 29, 2016	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer and President